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                                                                   Exhibit 10.30



THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS' AGREEMENT DATED AS OF THE DATE HEREOF, AMONG REGAL ACQUISITION CORP. AND CERTAIN OTHER SIGNATORIES THERETO.




                                    WARRANTS

                                   To Acquire
                                  Common Shares


                       REGAL GREETINGS & GIFTS CORPORATION

CLASS A WARRANTS
Certficate No. A-1                                       No. of Warrants: 11,000


         THIS CERTIFIES that, for the sum of $1.00 now paid by RoyNat and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RoyNat is the registered holder of the number of warrants specified above (subject to adjustment as hereinafter provided) (the "WARRANTS") of Regal Greetings & Gifts Corporation, each of which entitles the Holder, upon payment of the Exercise Price to acquire one (1) Common Share in the capital of the Corporation (subject to adjustment as hereinafter provided), on and subject to the terms and conditions set forth below.

1. DEFINITIONS. In this Warrant Certificate, capitalized terms and phrases shall, if not defined herein, have the meaning ascribed to them in the Shareholders Agreement and, unless there is something in the subject matter or context inconsistent herewith, the following terms shall have the following meanings, respectively:

         "COMMON SHARES" means common shares in the capital of the Corporation, as such shares are constituted on the date hereof and, in the event there shall occur a change/event in respect of or affecting the Common Shares referred to in Article 6 (whether or not such change/event shall result in an adjustment in the Exercise Price) (including a redesignation, reclassification, subdivision, redivision, reduction, combination or consolidation), the term "Common Shares" shall mean the shares, other securities or other property resulting from such change/event to which the holder hereof is entitled upon conversion;

         "CORPORATION" means Regal Greetings & Gifts Corporation, a corporation incorporated under the laws of Canada, and its successors and permitted assigns;

         "EXERCISE PRICE" means the sum of One Hundredth of a Dollar ($0.01) in Canadian funds, subject to adjustment as provided herein;


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         "FULLY DILUTED" means the number of Common Shares outstanding at any time including any stock dividends which have been declared but not issued and assuming all securities which are convertible or exchangeable directly or indirectly into such Common Shares are converted or exchanged into Common Shares and all options, warrants or rights to acquire directly or indirectly such Common Shares shall be treated as if exercised;

         "HOLDER" means RoyNat or such other Person who at any time and from time to time is the registered holder of Warrants;

         "PERSON" is to be broadly interpreted and shall include an individual, a company, a partnership, a trust, an unincorporated organization, a joint venture, the government of a country or any political subdivision thereof, or an agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

         "ROYNAT" means RoyNat Capital Inc., a corporation incorporated under the laws of Canada;

         "ROYNAT DEBENTURE" means the debenture of even date issued by the Corporation to RoyNat in the principal amount of $7,000,000.

         "SHAREHOLDERS AGREEMENT" means the unanimous shareholders agreement dated as of the date hereof between the Corporation, RoyNat, RGG Acquisition, Inc., MDC Corporation Inc. and McGuggan LLP;

         "SUBSCRIPTION FORM" means the form of subscription annexed hereto as Schedule A;

         "WARRANTS" has the meaning given on the first page hereof;

         "WARRANT CERTIFICATE" means this warrant certificate and any deed or instrument supplemental or ancillary hereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof.

2. CONDITIONS. Each Warrant entitles the Holder to purchase, at any time and from time one (1) Common Share at a price per Common Share equal to the Exercise Price, all subject to the adjustments hereinafter provided.

3. EXERCISE OF WARRANTS Should the Holder desire to exercise any Warrants to purchase Common Shares, the Holder shall be required to deliver to the Corporation a completed Subscription Form, substantially in the form attached hereto as Schedule A, duly executed by the Holder, and payment to the Corporation for the account of the Corporation, by cash or by certified or bank cashier's cheque, of the purchase price for the number of Common Shares being purchased (computed to the nearest whole cent, and one-half of a cent being rounded up). The Common Shares issuable upon the exercise of Warrants shall be deemed to be issued to the Holder on the basis set out herein on the date on which a duly executed Subscription Form and related payment is received by the Corporation at the principal address of the Corporation (or such other office or agency of the Corporation as it may designate in writing to the Holder at the

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address of such Holder appearing on the books of the Corporation), provided such date is a Business Day and in the event that it is not, then on the next
Business Day (the "EXERCISE DATE") and the Holder shall be entered on the books of the Corporation as at the Exercise Date as the Holder of such number of Common Shares. The Corporation shall, as soon as practicable, and in any event within five (5) Business Days following the Exercise Date, deliver to the Holder or to such Person as it may designate in the Subscription Form, a certificate for the Common Shares which the Holder, or such Person as it may designate in the Subscription Form, is entitled to receive, in accordance with the provisions of this Warrant. In the event that at any time the Holder exercises Warrants to purchase all of the Common Shares which it is entitled to purchase upon exercise of all of the Warrants evidenced by this Warrant Certificate, following receipt by the Holder, or such Person as it designated, of all such Common Shares which the Holder, or such Person as it designated, is entitled to receive pursuant hereto, the Warrants shall be deemed to be surrendered. In the event that at any time the Holder exercises Warrants to purchase some, but not all, of the Common Shares which it is entitled to purchase hereunder, a replacement Warrant Certificate with terms identical to this Warrant Certificate (save for the number of Warrants and Common Shares which may be subscribed for and purchased), reflecting the remaining number of Warrants and Common Shares which the Holder is entitled to purchase shall be issued to the Holder without charge or cost to the Holder and this Warrant Certificate shall thereafter be deemed surrendered.

4. NOT A SHAREHOLDER Nothing in this certificate or in the holding of Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

5. NO FRACTIONAL SHARES Notwithstanding any provisions to the contrary herein, the Corporation shall not be required to issue any fractional shares in the capital of the Corporation (unless such fractional shares arise from a consolidation of shares) in connection with any exercise of Warrants, and in the event that the calculation of the number of Common Shares issuable upon such exercise results in a number which includes a fraction of whole shares, then the Corporation shall in lieu of issuing any fractional shares in the capital of the Corporation, pay to the Holder, or to such Person as it may designate in the relevant Subscription Form, an amount of lawful money of Canada equal (computed to the nearest whole cent, and one-half of a cent being rounded up) to the appropriate fraction of the Exercise Price within five (5) Business Days following the Exercise Date.

6.       ADJUSTMENTS AND RULES

6.1 ADJUSTMENT TO EXERCISE PRICE The rights of the Holder, including the number of Common Shares to which it is entitled upon the exercise of the Warrants and the Exercise Price therefor, will be adjusted as provided in, and in accordance with the provisions of, this Warrant Certificate.
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6.1.1    COMMON SHARE REORGANIZATION If at any time while Warrants remains outstanding, the Corporation:

         (1) issues Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend;

         (2) makes a distribution on its outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

         (3) subdivides, redivides or changes its outstanding Common Shares into a greater number of shares; or

         (4) consolidates, reduces, combines or changes its outstanding Common Shares into a smaller number of shares,

(any of such events being called a "COMMON SHARE REORGANIZATION"), the Holder, upon exercising any Warrant on or after the record date or effective date of such Common Share Reorganization (whichever is earlier), will be entitled to receive in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the number of Common Shares which the Holder would have been entitled to receive as a result of such Common Share Reorganization if, on the record date or effective date thereof (as the case may be), the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon exercise of such Warrant, without the Holder making any additional payment or giving any other consideration therefor.

6.1.2 SPECIAL DISTRIBUTION If at any time while Warrants remain outstanding, the Corporation fixes a record date for or effects the issue or the distribution to all or substantially all of the holders of Common Shares of:

         (1)      shares of the Corporation of any class other than Common
                  Shares;

         (2) rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation;

         (3)      evidence of indebtedness; or

         (4)      any property or other assets,


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and if such issuance or distribution does not constitute a Common Share
Reorganization or a Top-up Offering (any of such non-excluded events being called a "SPECIAL DISTRIBUTION"), the Holder, upon exercising any Warrant on or after the record date or effective date of such Special Distribution (whichever is earlier), will be entitled to receive, in addition to the number of Common Shares to which the Holder is entitled upon such exercise, the shares, rights, options, warrants, evidences of indebtedness or property or other assets which the Holder would have been entitled to receive as a result of such Special Distribution if, on the record date or effective date therefor (as the case may be), the Holder had been the registered holder of the number of Common Shares to which the Holder is entitled upon the exercise of such Warrant, without the Holder making any additional payment or giving any other consideration therefor. No Special Distribution shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder to the foregoing.

6.1.3 CAPITAL REORGANIZATION If at any time while Warrants remain outstanding, there is a redesignation or reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "CAPITAL REORGANIZATION"), the Holder, upon exercising any Warrant on or after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the kind and number of shares, other securities or other property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon exercise of such Warrant, without the Holder making any additional payment or giving any other consideration therefor. No Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder to the foregoing. If necessary, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 6 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Article 6 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment must be made by and set forth in an amendment to this Agreement approved and agreed to, in substance and form, by the Holder prior to effecting any Capital Reorganization requiring such adjustment.


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6.1.4    TOP-UP RIGHT Except in respect of a Common Share Reorganization, if the
Corporation issues Common Shares or rights, options or warrants to acquire shares or securities exchangeable for or convertible into Common Shares, including, without limitation, pursuant to any employee share purchase, option or rights plan of any kind whatsoever (any of such events called being called a "TOP-UP OFFERING"), then the Holder, upon exercising any Warrant on or after the occurrence of any particular Top-up Offering , will be entitled to receive (without the Holder making any additional payment or giving any other consideration therefor), such number of Common Shares as is equal to the number of Common Shares to which the Holder would be entitled upon such exercise (but for the operation of this Section 6.1.4) multiplied by a fraction the numerator of which shall the number of Common Shares outstanding after giving full effect to the particular Top-up Offering (calculated on a Fully Diluted basis), including the number of Common Shares offered pursuant to the Top-up Offering, or, as the case may be, the number of Common Shares for or into which the rights, options, warrants or other securities so offered pursuant to the particular Top-up Offering could be exercised, exchanged or converted, and the denominator of which shall be the number of Common Shares outstanding immediately prior to the issuance of securities pursuant to the particular
Top-up Offering (all of which shall be calculated on a Fully Diluted Basis).

         It is hereby acknowledged and agreed that in the event that the Corporation issues Common Shares to any of its employees pursuant to any employee share purchase plan established by the Corporation resulting in 20% of the common shares (determined on an issued and outstanding basis, and not on a Fully Diluted Basis) of the Corporation being held by such employees, the Holder, upon exercising all of the warrants issued to the Holder hereunder, will be entitled to receive (without the Holder making any additional payment or giving any other consideration therefor), 13,750 Common Shares.

6.2      RULES REGARDING CALCULATION OF ADJUSTMENT

6.2.1    DEEMED AMENDMENT OF AGREEMENT The adjustments provided for in this
Article 6 are cumulative and will be made successively whenever an event referred to therein occurs, subject to the following Sections of this Section
6.2. After any adjustment pursuant to this Article, the term "Common Shares" where used in this Agreement shall be interpreted to mean the shares which, as a result of all previous adjustments pursuant to this Article, the Holder would have been entitled to receive upon the exercise by the Holder of any Warrant, and the number of shares indicated in any Subscription Form shall be interpreted to mean the number of shares which, as a result of all previous adjustments pursuant to this Article, the Holder would have been entitled to receive upon the full exercise of this Article 6 entitling the Holder to purchase the number of shares so indicated. If any question arises with respect to the adjustment provided for in this Article, such question shall be referred to the auditors of the Corporation and their determination shall be binding upon the Corporation.


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6.2.2    REQUIREMENT FOR THE HOLDER CONSENT NOT AFFECTED The Corporation
acknowledges that, under Section 6.2.6(c) and Article 7 and under various documentation of even date herewith entered into among the Corporation, the Holder and other parties, the Corporation is required to obtain the prior written consent of the Holder before taking certain of the steps referred to in this Article. The Corporation acknowledges and agrees that the provisions of this Article do not in any way affect or limit the requirement for such consent and shall not in any way be deemed to be the consent by the Holder to the taking of any such step or steps.

6.2.3 MATERIAL EVENTS In case the Corporation after the date of this Agreement takes any action affecting the Common Shares or holders of Common Shares, other than an event provided for in Section 6.1, which would materially affect the rights of the Holder hereunder, the number of Common Shares issuable upon the exercise of any Warrant and such other rights as may be applicable will be adjusted in such manner, if any, and at such time, as shall be equitable in the circumstances. Any such adjustment must be made by and be set forth in an amendment to this Agreement approved and agreed to, in substance and form, by the Holder prior to any action being taken which would require such adjustment.

6.2.4 DEEMED RECORD DATE In the absence of a resolution of the directors of the Corporation fixing a record date for any particular event described in
Section 6.1, the Corporation will be deemed to have fixed as the record date therefor the date on which such particular event is effected.

6.2.5 NO ADDITIONAL CONSIDERATION The Corporation agree that the purchase price of Common Shares under any Warrant is nominal and if there occurs any event which requires or might require adjustment in any of the entitlements of the Holder pursuant to this Agreement, the Holder may receive any additional securities, property or other benefits to which it is entitled pursuant hereto without the Holder making any additional payment or giving any other consideration therefor.


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6.2.6    NOTICE OF ADJUSTMENT OF NUMBER OF COMMON SHARES PURCHASABLE UPON
EXERCISE

         (1) At least 21 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the rights pursuant to any Warrant, including the number of Common Shares which are issuable upon the exercise of the any Warrant, or such longer period of notice as the Corporation has provided or shall be required to provide holders of Common Shares in respect of any such event, the Corporation shall give notice to the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment.

         (2) In case any adjustment for which a notice in Section 6.2.6(a) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable give notice to the Holder of the adjustment and the computation of such adjustment.

         (3) The Corporation shall not undertake or effect any event which requires or might require adjustment in any of the rights pursuant to any Warrant without the prior written consent of the Holder.

6.2.7 FILINGS If the issuance of any Common Shares of the Corporation or other securities upon the exercise of any Warrant requires any filing with or registration with or approval of any stock exchange or provincial securities regulatory authority or any governmental authority in Canada or a province thereof or compliance with any other requirement under any applicable law before such shares or securities may be validly issued upon such exercise of the purchase rights hereunder, the Corporation will take such actions as may be necessary or desirable to secure such filing, registration, approval or compliance as the case may be. In the event that the Corporation files a prospectus or other public offering document following the date hereof, the Corporation will use its reasonable best efforts to qualify pursuant to such prospectus or the public offering the distribution of the shares or securities issuable hereunder.

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

7.1 WARRANTIES AND REPRESENTATIONS The Corporation represents and warrants to the Holder:

         (1) that it is duly authorized to execute, deliver and perform its obligation under this Warrant Certificate and create and issue the Common Shares issued hereunder and that this Warrant Certificate, when signed and delivered by the Corporation, will be a valid and enforceable obligation of

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                  the Corporation enforceable in accordance with the provisions hereof; and

         (2) that the Common Shares which the Holder is entitled on the full exercise of the Warrants represent 11% of the issued and outstanding Common Shares on a Fully Diluted basis.

7.2      POSITIVE COVENANTS  The Corporation covenants that:

         (1) it will cause the Common Shares from time to time purchased upon the exercise of any Warrants, and the certificates evidencing such Common Shares, to be duly issued;

         (2) it shall, for so long as Warrants remain outstanding, have authorized, reserved, allotted and keep available out of its authorized but unissued capital, such number of Common Shares, or such other securities as may be applicable, as shall from time to time be sufficient to effect the exercise of all of the Warrants then outstanding. As a condition precedent to the taking of any action to effect any event described in Section 6.1, the Corporation shall take any corporate action which may be necessary or desirable in order that the Corporation shall have unissued and reserved in its authorized capital, and may validly and legally issue as fully paid and non-assessable, the Common Shares or such other securities as may be applicable to which the Holder is entitled to receive on the full exercise of the Warrants; and

         (3) the shares issued as provided for herein shall be issued as fully paid and non-assessable shares, free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which would cause a contrary result.

7.3 NEGATIVE COVENANTS The Corporation shall not, and shall not permit its subsidiaries to, without the prior written consent of the Holder, take any action which would require any adjustment provided for in Article 6.

8. CORPORATION BUY-BACK OPTION In the event that the Corporation purchases for cancellation some but not all of the Warrants, the Corporation shall issue and deliver to the Holder a replacement Warrant Certificate with terms identical to this Warrant Certificate (save for the number of Warrants and Common Shares which may be subscribed for and purchased), reflecting the remaining number of Warrants and Common Shares the Holder is entitled to purchase, without cost or charge to the Holder, and this Warrant Certificate shall thereafter be deemed surrendered.


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9.       EXCHANGE OF WARRANT. This Warrant Certificate is exchangeable, at no cost to the Holder, upon the surrender hereof by the Holder at the office or agency of the Corporation referred to in Section 3 hereof, for one or more Warrant Certificates of like tenor in different denominations, evidencing in the aggregate the same number of Warrants as the Warrant Certificate being exchanged.

10. MUTILATED OR MISSING WARRANTS. Upon receipt of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Corporation, acting reasonably, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant Certificate, the Corporation (acting reasonably) will issue to the Holder a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, evidencing the same number of Warrants as the Warrant Certificate being replaced.

11. REGISTRATION AND TRANSFER OF WARRANT. This Warrant Certificate and the rights hereunder and the Warrants evidenced by it are transferrable by the registered holder hereof, without the consent of the Corporation. In the event that the Holder transfers all of the Warrants, the Holder shall advise the Corporation of the name, address and facsimile number of the transferee, the number of Warrants transferred and the date of transfer and the Corporation shall forthwith thereafter enter the relevant particulars of the transfer in the appropriate registers of the Corporation and the Corporation shall forthwith thereafter issue the transferee a replacement Warrant Certificate with terms identical to this Warrant Certificate (save for the name of the registered holder), without cost or charge to the Holder or the transferee, and this Warrant Certificate shall thereafter be deemed surrendered. In the event that the Holder transfers some but not all of the Warrants, the Holder shall advise the Corporation of the name, address and facsimile number of the transferee, the number of Warrants transferred and the date of transfer and the Corporation shall forthwith thereafter enter the relevant particulars of the transfer in the appropriate registers of the Corporation and the Corporation shall forthwith thereafter issue the Holder and transferee a replacement Warrant Certificate with terms identical to this Warrant Certificate (save for the number of Warrants and Common Shares which may be subscribed for and purchased and the name of registered holder, if applicable), reflecting the number of Warrants and Common Shares the Holder and transferee is entitled to purchase, without cost or charge to the Holder or the transferee, and this Warrant Certificate shall thereafter be deemed surrendered. The Corporation shall, at all times while Warrants are outstanding, maintain at its head office a register in which will be entered the name, latest known address of the Holder and facsimile number of the Holder and a register of transfers in which shall be entered the particulars of all transfers of Warrants. The register shall at all reasonable times be open for inspection by the Holder. The Corporation may deem and treat the registered holder of Warrants as the absolute holder and owner of Warrants and the Corporation shall not be affected by a notice or knowledge to the contrary. The registered Holder shall be entitled to the rights evidenced by this Warrant Certificate free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder of this Warrant Certificate.


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12.      NOTICE. Any communication required or permitted to be given under this
Warrant Certificate will be in writing and will be effectively given if (i) delivered personally, (ii) sent by prepaid courier service or mail, or (iii) sent prepaid by facsimile transmission or other similar means of electronic communication, in each case to the address or facsimile number of the relevant Person. Any communication so given will be deemed to have been given and to have been received on the day of delivery if so delivered, or on the day of facsimile transmission or sending by other means of recorded electronic communication provided that such day is a Business Day and the communication is so delivered or sent prior to 4:30 p.m. (local time at the place of receipt). Otherwise, such communication will be deemed to have been given and to have been received on the following Business Day. Any communication sent by mail will be deemed to have been given and to have been received on the fifth Business Day following mailing, provided that no disruption of postal service is in effect. The Corporation and the Holder may from time to time change their respective addresses or facsimile numbers for notice by giving notice to the other in accordance with the provisions of this Section.

13. ARBITRATION If there is a disagreement or dispute between the Corporation and the Holder with respect to the Warrants, this Warrant Certificate or the interpretation thereof, such disagreement or dispute shall be referred to binding arbitration to be conducted by a single arbitrator, if the Holder and the Corporation agree upon one, otherwise three arbitrators appointed as hereinafter set out, pursuant to the provisions of the ARBITRATION ACT, 1991 (Ontario) and any amendment thereto or replacement thereof. If either the Corporation or the Holder wishes to arbitrate, it shall give written notice of such intention to the other Person (a "NOTICE OF INTENTION"). The arbitrator shall be appointed by agreement of the Holder and the Corporation or, in default of agreement within ten (10) Business Days of service of Notice of Intention, each of the Holder and the Corporation shall within five (5) Business Days of the expiry of the aforesaid ten (10) Business Day period, select one arbitrator and notify the other of its selection, with the third arbitrator to be chosen by the first two named arbitrators within five (5) Business Days of the expiry of the aforesaid five (5) Business Day period. If one of such Persons does not so notify the other of its selection within the prescribed time, then the arbitrator selected by the other Person in accordance with the above procedure shall be the sole arbitrator. The arbitration shall be held in the City of Toronto. The procedure to be followed shall be as agreed by the Holder and the Corporation or, in default of agreement, determined by the arbitrator(s), provided, however, that depositions or examinations for discovery will not be allowed but information may be exchanged by other means. The Holder and the Corporation will use their best efforts to ensure that the arbitration hearing is conducted no later than sixty (60) days after the arbitrator is, or arbitrators are, selected. The final decision of the arbitrator or arbitrators or any two of the three arbitrators will be furnished to the Holder and the Corporation in writing and will constitute a conclusive determination of the issue in question, binding upon the Holder and the Corporation. The fees and expenses of the arbitration shall be in the discretion of the arbitrator(s). Judgment upon the award may be entered in any court of competent jurisdiction.


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14.      GOVERNING LAW. The Warrants and this Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The reference to such laws shall not, by conflict of laws rules or otherwise, require the application of the law of any jurisdiction other than the province of Ontario. The Corporation hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the province of Ontario.

15. SEVERABILITY. If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

         (1) the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

         (2) the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

16. HEADINGS. The headings of the sections, subsections, paragraphs, subparagraphs and clauses of this Warrant Certificate have been inserted for convenience of reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

17. NUMBERING OF ARTICLES, ETC. Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, paragraph, subparagraph or schedule refers to the section, subsection, paragraph, subparagraph or schedule bearing that number or letter in this Warrant Certificate.

18. INTERPRETATION. Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender. If any provision in this Warrant Certificate refers to any action taken or to be taken by the Corporation, or which the Corporation is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. When used in this Warrant Certificate, the word "including" (or includes) means "including (or includes) without limitation". The words "hereon", "hereto", "hereunder", "hereof', "hereby" and similar words shall mean or refer to this Warrant Certificate and not to any particular section, paragraph or subparagraph. All references to dollar amounts contained herein refer to Canadian currency. Time shall in all circumstances be of the essence.

19. DAY NOT A BUSINESS DAY. In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

20. BINDING EFFECT. This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and permitted assigns. This Warrant Certificate is not assignable by the Corporation without the prior written consent of the Holder. This Warrant Certificate is assignable by the Holder.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officers under its corporate seal, and this Warrant Certificate to be dated as of the 14th day of December, 2001.

                                             REGAL GREETINGS & GIFTS CORPORATION


                                             By:
                                                 -------------------------------
                                             Name: Anthony R. Calandra
                                             Authorized Signing Officer


                                             By:
                                                 -------------------------------
                                             Name:
                                             Authorized Signing Officer



                                  SCHEDULE "A"
                                SUBSCRIPTION FORM

         The undersigned, being the registered holder of the Warrants evidenced by the Warrant Certificate bearing number A-1 dated as of December 14, 2001 issued by Regal Greetings & Gifts Corporation (the "WARRANT CERTIFICATE") hereby exercises o Warrants for the purchase of o Common Shares in the capital of Regal Greetings & Gifts Corporation ("COMMON SHARES") (or such number of Common Shares or other securities or property to which such exercise of the Warrants entitles the undersigned in lieu thereof or in addition thereto) and herewith makes payment of the exercise price in full.

         The undersigned directs that such shares be issued and registered in the name set out below and that a certificate for such shares be delivered to the address set out below.

         The Corporation is instructed to issue any Warrant Certificate to which the undersigned may be entitled on partial exercise hereof in the name of the undersigned and to deliver the same to the address indicated.

NAME OF REGISTERED HOLDER:
                           -----------------------------------------------------

STREET AND NUMBER:
                           -----------------------------------------------------

CITY AND PROVINCE:
                           -----------------------------------------------------

DATE:
                           -----------------------------------------------------



               SIGNATURE OF SIGNING AUTHORITY OF REGISTERED HOLDER

         The aforementioned shares are hereby directed to be issued in the name of the following and the share certificate therefor are to be delivered to the following address:


NAME:
         --------------------------------------------

ADDRESS:
         --------------------------------------------